Exhibit 99.2

INVESTOR SUPPLEMENT - SECOND QUARTER 2011

DOVER CORPORATION
CONDENSED CONSOLIDATED STATEMENTS OF EARNINGS
(unaudited) (in thousands, except per share figures)

	Three Months Ended June 30,		Six Months Ended June 30,
	2011	2010	2011	2010
Revenue	$2,156,871	$1,786,696	$4,115,892	$3,369,966
Cost of goods and services	1,341,014	1,097,998	2,551,210	2,069,111
Gross profit	815,857	688,698	1,564,682	1,300,855
Selling and administrative expenses	474,130	423,809	952,649	832,978
Operating earnings	341,727	264,889	612,033	467,877
Interest expense, net	28,134	26,942	56,420	54,111
Other expense (income), net	1,374	(4,708)	2,594	(5,949)
Earnings before provision for income taxes and discontinued operations	312,219	242,655	553,019	419,715
Provision for income taxes	63,125	70,762	120,619	126,337
Earnings from continuing operations	249,094	171,893	432,400	293,378
Earnings (loss) from discontinued operations, net	675	(2,023)	12,274	(15,381)
Net earnings	$249,769	$169,870	$444,674	$277,997

Basic earnings (loss) per common share:
Earnings from continuing operations	$1.34	$0.92	$2.32	$1.57
Gain (loss) from discontinued operations, net	-	(0.01)	0.07	(0.08)
Net earnings	1.34	0.91	2.38	1.49

Weighted average shares outstanding	186,443	186,823	186,522	186,998

Diluted earnings (loss) per common share:
Earnings from continuing operations	$1.31	$0.91	$2.28	$1.55
Gain (loss) from discontinued operations, net	-	(0.01)	0.06	(0.08)
Net earnings	1.32	0.90	2.34	1.47

Weighted average shares outstanding	189,705	188,720	189,905	188,948

Dividends paid per common share	$0.275	$0.26	$0.55	$0.52

The following table is a reconciliation of the share amounts used in computing earnings per share:

	Three Months Ended June 30,		Six Months Ended June 30,
	2011	2010	2011	2010
Weighted average shares outstanding - Basic	186,443	186,823	186,522	186,998
Dilutive effect of assumed exercise of employee stock options, SARs and Performance Shares	3,262	1,897	3,383	1,950

Weighted average shares outstanding - Diluted	189,705	188,720	189,905	188,948

Anti-dilutive options/SARs excluded from diluted EPS computation	1,513	3,790	1,184	1,501

DOVER CORPORATION - INVESTOR SUPPLEMENT
SECOND QUARTER 2011

DOVER CORPORATION
QUARTERLY SEGMENT INFORMATION
(unaudited) (in thousands)

	2010						2011
	Q1	Q2	Q2 YTD	Q3	Q4	FY 2010	Q1	Q2	Q2 YTD

REVENUE
Industrial Products
Material Handling	$189,052	$214,295	$403,347	$220,997	$229,987	$854,331	$252,766	$276,828	$529,594
Mobile Equipment	240,139	248,523	488,662	250,664	255,833	995,159	266,675	290,668	557,343
Eliminations	(393)	(432)	(825)	(453)	(401)	(1,679)	(679)	(721)	(1,400)
	428,798	462,386	891,184	471,208	485,419	1,847,811	518,762	566,775	1,085,537
Engineered Systems
Product Identification	212,500	219,551	432,051	221,677	236,743	890,471	226,330	239,035	465,365
Engineered Products	271,773	357,570	629,343	398,685	311,176	1,339,204	334,315	406,620	740,935
	484,273	577,121	1,061,394	620,362	547,919	2,229,675	560,645	645,655	1,206,300
Fluid Management
Energy	205,327	216,020	421,347	220,001	244,234	885,582	303,540	321,076	624,616
Fluid Solutions	175,505	187,759	363,264	196,554	194,832	754,650	205,563	213,599	419,162
Eliminations	(32)	(105)	(137)	(127)	(178)	(442)	(163)	(137)	(300)
	380,800	403,674	784,474	416,428	438,888	1,639,790	508,940	534,538	1,043,478

Electronic Technologies	290,989	345,607	636,596	381,386	405,682	1,423,664	373,330	412,630	785,960

Intra-segment eliminations	(1,590)	(2,092)	(3,682)	(2,243)	(2,367)	(8,292)	(2,656)	(2,727)	(5,383)

Total consolidated revenue	$1,583,270	$1,786,696	$3,369,966	$1,887,141	$1,875,541	$7,132,648	$1,959,021	$2,156,871	$4,115,892

NET EARNINGS
Segment Earnings:
Industrial Products	$51,039	$61,635	$112,674	$59,473	$54,238	$226,385	$64,413	$73,316	$137,729
Engineered Systems	54,843	84,655	139,498	91,442	70,966	301,906	67,313	94,116	161,429
Fluid Management	86,767	96,168	182,935	101,847	103,638	388,420	113,685	131,382	245,067
Electronic Technologies	44,905	59,582	104,487	69,617	76,324	250,428	59,775	76,917	136,692
Total Segments	237,554	302,040	539,594	322,379	305,166	1,167,139	305,186	375,731	680,917
Corporate expense / other	33,325	32,443	65,768	34,553	35,393	135,714	36,100	35,378	71,478
Net interest expense	27,169	26,942	54,111	26,335	25,895	106,341	28,286	28,134	56,420
Earnings from continuing operations before provision for income taxes	177,060	242,655	419,715	261,491	243,878	925,084	240,800	312,219	553,019
Provision for income taxes	55,575	70,762	126,337	38,732	52,107	217,176	57,494	63,125	120,619
Earnings from continuing operations	121,485	171,893	293,378	222,759	191,771	707,908	183,306	249,094	432,400
Earnings (loss) from discontinued operations, net	(13,358)	(2,023)	(15,381)	1,000	6,577	(7,804)	11,599	675	12,274
Net earnings	$108,127	$169,870	$277,997	$223,759	$198,348	$700,104	$194,905	$249,769	$444,674

SEGMENT OPERATING MARGIN
Industrial Products	11.9%	13.3%	12.6%	12.6%	11.2%	12.3%	12.4%	12.9%	12.7%
Engineered Systems	11.3%	14.7%	13.1%	14.7%	13.0%	13.5%	12.0%	14.6%	13.4%
Fluid Management	22.8%	23.8%	23.3%	24.5%	23.6%	23.7%	22.3%	24.6%	23.5%
Electronic Technologies	15.4%	17.2%	16.4%	18.3%	18.8%	17.6%	16.0%	18.6%	17.4%
Total Segment	15.0%	16.9%	16.0%	17.1%	16.3%	16.4%	15.6%	17.4%	16.5%

DOVER CORPORATION - INVESTOR SUPPLEMENT
SECOND QUARTER 2011

DOVER CORPORATION
QUARTERLY SEGMENT INFORMATION
(unaudited) (in thousands)

	2010						2011
	Q1	Q2	Q2 YTD	Q3	Q4	FY 2010	Q1	Q2	Q2 YTD

BOOKINGS
Industrial Products
Material Handling	$204,098	$223,787	$427,885	$222,961	$248,948	$899,794	$288,714	$293,000	$581,714
Mobile Equipment	231,128	288,887	520,015	233,731	279,368	1,033,114	337,273	336,212	673,485
Eliminations	(407)	(303)	(710)	(444)	(976)	(2,130)	(499)	(734)	(1,233)
	434,819	512,371	947,190	456,248	527,340	1,930,778	625,488	628,478	1,253,966
Engineered Systems
Product Identification	220,410	223,203	443,613	218,213	241,048	902,874	232,934	239,234	472,168
Engineered Products	368,134	379,048	747,182	329,119	332,142	1,408,443	399,757	400,604	800,361
	588,544	602,251	1,190,795	547,332	573,190	2,311,317	632,691	639,838	1,272,529
Fluid Management
Energy	208,669	226,301	434,970	213,247	247,143	895,360	354,774	335,748	690,522
Fluid Solutions	179,037	192,035	371,072	195,865	191,065	758,002	217,787	218,868	436,655
Eliminations	(85)	(51)	(136)	(144)	(895)	(1,175)	(309)	51	(258)
	387,621	418,285	805,906	408,968	437,313	1,652,187	572,252	554,667	1,126,919

Electronic Technologies	358,477	394,441	752,918	402,332	389,704	1,544,954	420,261	393,860	814,121

Intra-segment eliminations	(1,616)	(2,244)	(3,860)	(2,278)	(2,644)	(8,782)	(2,617)	(3,315)	(5,932)

Total consolidated bookings	$1,767,845	$1,925,104	$3,692,949	$1,812,602	$1,924,903	$7,430,454	$2,248,075	$2,213,528	$4,461,603

BACKLOG
Industrial Products
Material Handling	$131,521	$140,452		$142,959	$165,505		$201,925	$217,518
Mobile Equipment	319,801	359,727		344,160	368,140		439,693	485,276
Eliminations	(386)	(257)		(248)	(822)		(642)	(654)
	450,936	499,922		486,871	532,823		640,976	702,140
Engineered Systems
Product Identification	78,976	80,550		80,986	86,315		96,090	97,236
Engineered Products	314,465	334,971		267,545	288,969		352,067	346,335
	393,441	415,521		348,531	375,284		448,157	443,571
Fluid Management
Energy	76,844	84,800		84,659	94,113		163,475	177,129
Fluid Solutions	63,535	65,639		69,130	65,525		77,553	81,436
Eliminations	(55)	(1)		(17)	(33)		(180)	-
	140,324	150,438		153,772	159,605		240,848	258,565

Electronic Technologies	271,340	318,450		357,800	342,578		392,823	374,139

Intra-segment eliminations	(362)	(570)		(490)	(748)		(711)	(1,243)

Total consolidated backlog	$1,255,679	$1,383,761		$1,346,484	$1,409,542		$1,722,093	$1,777,172

DEPRECIATION AND AMORTIZATION EXPENSE
Industrial Products	$17,370	$17,118	$34,488	$16,929	$17,045	$68,462	$16,401	$16,589	$32,990
Engineered Systems	15,750	15,273	31,023	15,626	15,699	62,348	15,826	16,350	32,176
Fluid Management	14,763	15,523	30,286	15,109	15,868	61,263	21,597	21,775	43,372
Electronic Technologies	17,688	17,823	35,511	18,811	19,974	74,296	19,279	19,178	38,457
Corporate	369	336	705	658	674	2,037	584	626	1,210
	$65,940	$66,073	$132,013	$67,133	$69,260	$268,406	$73,687	$74,518	$148,205

DOVER CORPORATION - INVESTOR SUPPLEMENT
SECOND QUARTER 2011

DOVER CORPORATION
QUARTERLY EARNINGS PER SHARE
(unaudited)

	2010						2011
	Q1	Q2	Q2 YTD	Q3	Q4	FY 2010	Q1	Q2	Q2 YTD

Basic earnings (loss) per common share:
Continuing operations	$0.65	$0.92	$1.57	$1.19	$1.03	$3.79	$0.98	$1.34	$2.32
Discontinued operations	(0.07)	(0.01)	(0.08)	0.01	0.04	(0.04)	0.06	-	0.07
Net earnings	0.58	0.91	1.49	1.20	1.06	3.75	1.04	1.34	2.38

Diluted earnings (loss) per common share:
Continuing operations	$0.65	$0.91	$1.55	$1.18	$1.01	$3.74	$0.96	$1.31	$2.28
Discontinued operations	(0.07)	(0.01)	(0.08)	0.01	0.03	(0.04)	0.06	-	0.06
Net earnings	0.58	0.90	1.47	1.19	1.04	3.70	1.03	1.32	2.34

NOTE:
Diluted earnings per share in the first and second quarters of 2011 and third and fourth quarters of 2010 were favorably impacted by discrete tax events.  The third quarter of 2010 was additionally impacted by the favorable resolution of a tax position in a foreign jurisdiction.  As a result, the Company's effective tax rates in the first and second quarters of 2011 and the third and fourth quarters of 2010 were 23.9%, 20.2%, 14.8% and 21.4%, respectively, which were lower than the Company's previously estimated tax rates of 27% to 29% for each of the respective periods.  These lower effective tax rates contributed incremental diluted earnings per share of $0.04 and $0.12 in the first and second quarters of 2011 and $0.20 and $0.07 in the third and fourth quarters of 2010, respectively.

DOVER CORPORATION - INVESTOR SUPPLEMENT
SECOND QUARTER 2011

DOVER CORPORATION
QUARTERLY FREE CASH FLOW INFORMATION
(unaudited) (in thousands)

	2010					2011
	Q1	Q2	Q3	Q4	FY 2010	Q1	Q2	Q2 YTD
Cash From Operations	$87,066	$231,199	$200,847	$431,439	$950,551	$132,609	$209,288	$341,897
CAPEX	(39,336)	(46,945)	(43,556)	(53,380)	(183,217)	(52,650)	(73,770)	(126,420)
Free Cash Flow	$47,730	$184,254	$157,291	$378,059	$767,334	$79,959	$135,518	$215,477

Free Cash Flow to Earnings From Continuing Operations	39.3%	107.2%	70.6%	197.1%	108.4%	43.6%	54.4%	49.8%